                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                         (Amendment No.              )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement      [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Xytronyx, Inc.
         -------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule A
[ ] $500 per each party to the controvery pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

     (5) Total fee paid:

________________________________________________________________________________

     [x] Fee paid previously with preliminary materials

________________________________________________________________________________

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid: _______________________________________________
    (2)  Form, Schedule or Registration Statement No.:__________________________
    (3)  Filing Party:__________________________________________________________
    (4)  Date Filed:____________________________________________________________

                        [LETTERHEAD OF XYTRONYX, INC.]


                                         February 28, 1996



Dear Stockholder:

     On behalf of the Board of Directors and management of Xytronyx, Inc., I cordially invite you to attend a Special Meeting to be held on Thursday, March 28, 1996, in the Company's conference room at 6555 Nancy Ridge Drive, Suite 200, San Diego, California, at 8:00 a.m. We hope that it will be possible for you to attend in person.

     It is important to us that your shares be represented at the meeting whether or not you plan to attend. You can be sure your shares are voted at the meeting in accordance with your preferences by properly completing, signing and returning your proxy card in the enclosed envelope.

                              Sincerely,


                              /s/ LARRY O. BYMASTER

                              Larry O. Bymaster
                              Chairman of the Board

                                XYTRONYX, INC.
                       6555 NANCY RIDGE DRIVE, SUITE 200
                          SAN DIEGO, CALIFORNIA 92121
                                (619) 550-3900


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 28, 1996


To the Stockholders of Xytronyx, Inc.:

       A Special Meeting of the Stockholders of Xytronyx, Inc. will be held in the conference room of the Company at the above address on Thursday, March 28, 1996, at 8:00 a.m., for the following purposes as are more fully described in the accompanying Proxy Statement:

            1. To approve the amendment to the Company's Certificate of
               Incorporation to increase the number of authorized shares of Common Stock from 15 million to 30 million shares.

            2. To transact such other business as may properly come before the meeting or any adjournment thereof.

       Stockholders of record at the close of business on February 22, 1996, are entitled to vote at the meeting or any adjournment thereof.

       To assure that your shares will be voted at the meeting, you are requested to sign the enclosed proxy card and return it promptly in the enclosed, postage-paid, addressed envelope. No additional postage is required if mailed in the United States. If you attend the meeting, you may revoke your proxy and vote in person on all matters submitted at the meeting even though you have previously mailed your proxy card.

                                 By order of the Board of Directors,


                                 /s/ DALE A. SANDER

                                 Dale A. Sander
                                 Secretary

San Diego, California
February 28, 1996


       IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                 XYTRONYX, INC.
                       6555 NANCY RIDGE DRIVE, SUITE 200
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 550-3900

                                                               FEBRUARY 28, 1996
                                   __________

                                PROXY STATEMENT
                                   __________

                            SOLICITATION OF PROXIES

       This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Xytronyx, Inc. (the "Company") for use at a Special Meeting of Stockholders, to be held March 28, 1996, and at any adjournments thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the Meeting in accordance with the specifications thereon. If the proxy card is signed without specifying choices, the proxy will be voted FOR approval of the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any stockholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

       A complete list of the stockholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be kept open at the offices of the Company, 6555 Nancy Ridge Drive, Suite 200, San Diego, California 92121, for examination by any stockholder during business hours for a period of ten (10) days immediately prior to the Meeting.

       The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to solicitation of proxies by use of the mails, Directors, Officers and employees of the Company may solicit proxies personally, or by other appropriate means. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from the beneficial holders of such stock, and the Company will reimburse them for their reasonable expenses in doing so.

       This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about February 28, 1996.

                                     VOTING

       The securities of the Company entitled to vote at the Meeting consist, as of February 22, 1996, the record date fixed by the Board of Directors (the "Record Date"), of 8,051,029 shares of Common Stock, $0.02 par value (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters presented to the stockholders. The Company has no other outstanding voting securities. Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting.

                                   PROPOSAL 1

  PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL
-------

       On February 9, 1996, the Board of Directors of the Company approved submission to the shareholders of a proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance by the Company from 15 million to 30 million shares. As of February 22, 1996, 13,922,388 shares of common stock were outstanding or reserved for issuance out of the 15 million currently authorized shares.

       The Company's Board of Directors has unanimously adopted the proposal to amend Article FOURTH of the Certificate of Incorporation as follows:

          "RESOLVED, that in the judgment of the Board of Directors of the Corporation, it is deemed advisable that, subject to the approval of the holders of the issued and outstanding shares of the Corporation's Common Stock, that the Certificate of Incorporation of this Corporation be amended by changing the first paragraph of Article FOURTH so that, as amended said Article shall be and read as follows:

               "FOURTH:    The total number of shares of all classes of stock
          which the corporation shall have authority to issue is Thirty Million Three Hundred Thousand (30,300,000) shares consisting of (a) Thirty Million (30,000,000) shares of common stock of the par value of Two Cents ($.02) per share and (b) Three Hundred Thousand (300,000) shares of Preferred Stock of the Par Value of Twenty-Five Dollars ($25.00) per shares."

          FURTHER RESOLVED that the Officers of the Company be, and each of them hereby is, authorized and empowered to take all actions, to execute, deliver and file all instruments and documents, to enter into all agreements and to do, or cause to be done, any such acts and things (including the payment of all necessary fees and expenses), in the name and on behalf of the Corporation and under its seal or otherwise, as they or any of them deem necessary or desirable to carry out the intent and purposes of the forgoing resolutions.

PURPOSES
--------

          The Management and the Board of Directors of the Company believe that it is in the best interest of the Company to have additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options and other corporate purposes. The Company believes that the proposed effective increase in the number of authorized shares of Common Stock will give the Company greater flexibility in responding to business needs and opportunities by allowing shares of Common Stock to be issued by the Board of Directors without the delay of a special meeting of shareholders. For example, although the Company has no present plans to do so, the Board of Directors may deem it appropriate to make a private or public offering of the Company's Common Stock, or the Common Stock may be issued to finance possible future acquisitions. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes and will continue to consider potential financing and other transactions which may result in the issuance of some or all of these additional shares.

MISCELLANEOUS
-------------

       Shareholders of the Company do not now have preemptive right to subscribe for or purchase additional shares of Common Stock, and the shareholders will have no preemptive rights to subscribe for or purchase any of the authorized shares of Common Stock that will be available for issuance as a result of the increase in the number of authorized shares of Common Stock.

       If the proposed amendment is adopted, the authority of the Board of Directors to issue the authorized but unissued shares of Common Stock might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the Company since the issuance of additional shares of the Common Stock would dilute the voting power of the Common Stock then outstanding. Although the issuance of any additional shares will be on terms deemed to be in the best interest of the Company and its shareholders, under certain circumstances, the issuance of additional shares of Common Stock could have an adverse effect on the market price per share of the Company's Common Stock.

IMPLEMENTATION
--------------

       If the proposed amendment is adopted by the shareholders, it will become effective upon filing and recording a Certificate of Amendment as required by the General Corporation Law of Delaware.

       The affirmative vote of a majority of the Common Stock entitled to vote is required to approve the proposed amendment to the Certificate of Incorporation. The votes represented by the Proxies received will be voted FOR approval of the adoption of the proposed amendment to the Certificate of Incorporation, unless a vote against such approval were to abstain from voting is specifically indicated on the Proxy.


                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

                 BENEFICIAL AND RECORD OWNERSHIP OF SECURITIES

       The following table sets forth certain information as of February 22, 1996, with respect to the beneficial ownership of the Company's Common Stock by
(a) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of common stock; (b) each present executive officer and Director of the Company, and (c) all executive officers and Directors of the Company as a group.



                                                Shares of                Percent of
Name and Address                               Common Stock              Outstanding
of Beneficial Owner                        Beneficially Owned(1)(2)      Common Stock
-------------------                        ------------------------      ------------
Peter Baram
6835 La Jolla Scenic South
La Jolla , CA  92037                                 539,797                 6.50%

Aries Domestic Fund, L.P.
375 Park Avenue, Suite 1501
New York, NY  10152                                  506,250                 6.06%

The Aries Trust
375 Park Avenue, Suite 1501
New York, NY  10152                                  506,250                 6.06%

Dr. Lindsay Rosenwald
375 Park Avenue, Suite 1501
New York, NY  10152                                  432,383(3)              5.10%

Larry O. Bymaster
6555 Nancy Ridge Drive, Suite 200
San Diego, CA  92121                                 136,500                 1.67%

H. Lawrence Garrett, III                               2,900                     *

Jack H. Halperin                                       4,900                     *

William L. Jorgenson                                  18,800                     *

John M. Kolbas                                         9,800                     *

Dale A. Sander                                        14,500                     *

Morris S. Weeden                                      16,300                     *

All Directors and Executive Officers
  as a group (7 persons)                             203,700                 2.50%



(1) The inclusion of any shares of common stock deemed beneficially owned does not constitute an admission by the person named that he is the beneficial owner of those shares. Beneficial ownership also includes shares of common stock which may be acquired within 60 days of February 15, 1996, through the exercise of warrants or options, or otherwise, as follows: Dr. Baram, 250,000 shares; Dr. Rosenwald, 432,383; Aries Domestic Fund, L.P., 306,250; The Aries Trust, 306,250; Mr. Bymaster, 134,000 shares; Mr. Sander, 14,500 shares; Mr. Garrett, 2,900 shares; Mr. Halperin, 4,900 shares; Mr. Jorgenson, 18,800 shares; Mr. Kolbas, 9,800 shares; Mr. Weeden, 16,300 shares; and all Directors and Officers as a group, 201,200 shares.

(2) To the best of the Company's knowledge, the beneficial owners named in column one have sole voting and investment power with respect to the shares of common stock held.

(3) Dr. Lindsay Rosenwald is the sole shareholder of Aries Financial Services, Inc. Aries Financial Services Inc. is the general partner of Aries Domestic Fund, L.P. and the investment manager to the Aries Trust.

*    Less than 1%
_______________


                            SHAREHOLDERS' PROPOSALS

       Proposals of shareholders which are intended to be presented at the 1996 Annual Meeting must be received by the Company at its principal executive offices no later than March 13, 1996, for inclusion in the Company's proxy materials for that meeting.

                                 OTHER BUSINESS

       At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting of Stockholders. If other matters should properly come before the Meeting, it is the intention of each person mentioned in the proxy to vote such proxy in accordance with his judgment of such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                    REQUEST TO VOTE, SIGN AND RETURN PROXIES

       Please vote, date and sign the enclosed proxy card and return it in the accompanying envelope, at your earliest convenience.


DATED:  February 28, 1996

                                  By Order of the Board of Directors



                                  By:  /s/ DALE A. SANDER
                                     ------------------------------------------
                                     Dale A. Sander, Secretary

                                 XYTRONYX, INC.

COMMON STOCK                                                              PROXY

                        SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 28, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointment, the undersigned, a stockholder of Xytronyx, Inc., hereby appoints Larry Bymaster and Dale A. Sander, as proxies, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Special Meeting of Stockholders of said Company to be held at the offices of Xytronyx, Inc., 6555 Nancy Ridge Drive, Suite 200, San Diego, CA 92121 at 8:00 a.m. and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that such proxies or their substitutes may lawfully do in place of the undersigned as indicated below.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. Proposal to approve an amendment to the Company's registered Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 30,000,000 shares.

     /  /  FOR         /  /  AGAINST          /  /  ABSTAIN

2. Upon any other matters which may properly come before the meeting or any adjournments thereof.



Please check this box if you plan to attend the meeting.    /   /



                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              __________________________________________________


                              __________________________________________________
                                 Signature(s)                     Date


  Please mark, sign, date and return this proxy card in the envelope provided. No postage is required for domestic mailing.